Exhibit 99.1

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Anthony Derek West
Date: January 24, 2021	Name: Anthony Derek West

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Mario Schlosser
Date: January 24, 2021	Name: Mario Schlosser

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Jagdeep Singh
Date: January 25, 2021	Name: Jagdeep Singh

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Rajiv Shah
Date: January 23, 2021	Name: Rajiv Shah

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Dmitri Shklovsky
Date: January 25, 2021	Name: Dmitri Shklovsky

Consent to be Named as a Director Nominee

In connection with the filing by Khosla Ventures Acquisition Co. of the Registration Statement on Form S-1 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Khosla Ventures Acquisition Co. in the Registration Statement and any and all amendments and supplements thereto. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Molly Coye
Date: January 23, 2021	Name: Molly Coye